AssetMark Funds

Supplement dated June 9, 2004 to the
Statement of Additional Information (“SAI”) dated October 28, 2003

The last two paragraphs under the section of the SAI entitled “Investment Advisor and Sub-Advisors” are replaced with the following:

The Board of the Trustees of the Trust meets at least quarterly, and, assisted by independent legal counsel, the Trustees receive and consider information that relates to the Funds’ advisory and sub-advisory agreements at each quarterly meeting. On May 22, 2003, the Board re-approved the investment advisory agreement with the Advisor for an additional year for each Fund; and also re-approved each of the sub-advisory agreements that were proposed for renewal. In connection with its review, assisted by independent legal counsel, the Trustees specifically requested and were furnished with materials for purposes of this review. These materials related to, among other things: (a) the terms and conditions of the agreements; (b) the nature, quality and scope of the investment advisory and sub-advisory services provided, as well as the fees charged for the services; (c) a comparison of each Fund's advisory fee as well as overall expense ratios in relation to relevant industry averages; (d) any financial benefits enjoyed by the Advisor or sub-advisors (in addition to fees) as a result of their position with the Funds; (e) the Advisor’s profitability in managing each Fund; (f) the Advisor's contractual agreement to subsidize the Funds' expenses at specific levels ; and (g) the Trustees' legal duties in considering the renewal of the agreements.

At the Board’s other meetings, the Board also received information relating to, among other things: (a) the quantitative performance of each of the Funds’ sub-advisors; (b) the Advisor’s evaluation, as a “manager of managers,” of the nature and quality of the services provided by each sub-advisor; (c) the Advisor’s profitability in managing each Fund and other information that might suggest the potential for realizing economies of scale that could be shared with Fund shareholders; and (d) benefits to each sub-adviser, such as receipt of research from brokers, that might be a result of their position with the Funds. The Trustees considered and evaluated this information for purposes of determining whether to re-approve the Funds’ advisory agreements. The Independent Trustees expressed appreciation for the quality of the substantive materials provided by the Advisor to enable the Trustees to monitor and evaluate the nature and quality of services provided to the Funds on an ongoing basis, as well as when periodically considering renewal of the agreement.

The Board and the Independent Trustees indicated that the following items were important factors in the decision to renew the advisory and sub-advisory agreements: (a) the Funds' performance relative to benchmark indices; (b) the Advisor's demonstrated competence in selecting and monitoring the sub-advisors of the various Funds; (c) the Advisor’s ability and willingness to identify instances where there may be a need to replace a sub-advisor, and to swiftly effect any changes; (d) the quality of the Advisor's regulatory and compliance monitoring services; (e) the expense limitation arrangement under which the Advisor had subsidized the Funds’ expenses since inception, as well as the Advisor's other efforts to reduce overall Fund expenses; and (f) the benefits to the Funds of being offered through financial professionals using the Advisor’s various investment programs. The Trustees considered that the Funds represented an integrated set of investment options, and as such, were integral to the Advisor’s investment programs.

The Trustees considered all relevant factors, including those listed above, as they related to each Fund. The Trustees considered that none of the Funds had yet attained a three-year performance record. The Trustees considered that, during the course of the year, after recommendations from the Advisor, sub-advisors to the Large Cap Value Fund and the International Equity Fund had been replaced. The Trustees considered the Advisor’s evaluation that the performance of the other sub-advisers was satisfactory. The Trustees considered that no Fund had yet reached a size to realize economies of scale that warranted the establishment of advisory fee breakpoints. The Trustees noted the representation by the Advisor that it was willing to consider breakpoints when the Funds had grown and become profitable. The Trustees noted that the operating expense ratio of each Fund was close to its peer group average, and that most were below the average. The Trustees did not identify any single factor as determinative. Based on their evaluation of the relevant factors, the Board and the Independent Trustees concluded that the investment advisory agreement was fair and reasonable and that it should be renewed and approved.

In considering the renewal of the sub-advisory agreements, the Independent Trustees considered the detailed information regarding each sub-advisor provided by the sub-advisor in response to the Independent Trustees’ request, including: (a) investment performance information compared to industry peer groups as well as other sub-advisor client accounts; (b) comparative sub-advisory fee information; (c) information regarding the sub-advisor’s personnel, operations, financial position and business operations; (d) information regarding the sub-advisor’s brokerage and compliance practices; and (e) information regarding the sub-advisor’s interactions with the Advisor regarding the management of the Fund(s). The Independent Trustees also considered the information that they received on a regular basis throughout the year to enable them to evaluate the performance of the sub-advisors on an ongoing basis.

In determining to approve the renewal of the sub-advisory agreements, the Trustees considered a number of factors. The Trustees considered the Advisor’s active role as a “manager of managers,” which includes, among other items, monitoring and evaluating the performance of the Funds’ sub-advisors, recommending that sub-advisors not performing as expected be replaced, and negotiating advantageous fee arrangements that could permit the Funds to realize economies of scale without compromising the quality of services. The Trustees considered that most of the sub-advisers’ fee schedules had breakpoints, which would allow the Funds, as they grew, to realize economies that could be shared with Fund shareholders. The Trustees also considered the factors that they considered in determining whether to renew the advisory agreement. Based on their evaluation of the relevant factors, the Board and the Independent Trustees concluded that the sub-advisory agreements were fair and reasonable and that they should be renewed and approved.

Please retain this Supplement for future reference.